Ameritas Life Insurance Corp.

("Ameritas Life")

Carillon Life Account and Carillon Account

Supplement to:

Excel Choice and Executive Edge

Prospectuses Dated November 5, 2007

Excel Accumulator

Prospectus Dated May 1, 2008

VA I and VA II and VA II SA

Prospectuses Dated December 31, 2009

Advantage VA III

Prospectus Dated May 1, 2012

Supplement Dated May 18, 2023

On April 10, 2023, the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. approved a Plan of Liquidation with respect to the Core Plus Fixed Income Portfolio (the "Portfolio"). The Portfolio will suspend the offering of its shares to all investors at the close of business on or about July 26, 2023. Therefore, the Portfolio will be closed to all purchases and transfers-in at the close of business on or about July 26, 2023. Further, on or about July 27, 2023, is the last day for withdrawals and transfers-out of the Portfolio. The liquidation is expected to occur on or about July 28, 2023 (the "Liquidation Date").

Effective as of the close of business on the Liquidation Date, the Subaccount that invests in the Portfolio will no longer be available as an investment option under your Policy.

Prior to the Liquidation Date, you may change your allocation instructions and transfer any Policy value you currently have allocated to the Portfolio to one or more of the other variable investment option Subaccounts, or the Fixed Account, available under your Policy (the “Other Investment Options”).

If you have Policy value allocated to the Portfolio as of the Liquidation Date, such Policy value will automatically be transferred to the DWS Government Money Market VIP, Class A Subaccount (the "Money Market"). This includes money that is allocated through systematic transfer programs such as dollar cost averaging, portfolio rebalancing, or earnings sweep.

If you do not provide new allocation instructions prior to the Liquidation Date, any allocation instructions for future premiums directed to the Portfolio will automatically be changed to the Money Market as of the Liquidation Date.

For 60 days following the Liquidation Date, you may transfer any values that were transferred to the Money Market on the Liquidation Date to any of the Other Investment Options, free of charge. Transfers made due to the Portfolio's liquidation during this 60-day period will not count toward the number of total transfers or free transfers permitted during a Policy year.

You can transfer your Policy values or change your investment allocations by submitting your written, electronic, or telephone instructions to our Trade Desk, via email to alictd@ameritas.com or by calling 800-745-1112, ext. 87593.

To obtain a copy of the prospectus for the Money Market or any of the other underlying funds for the Other Investment Options available through your Policy, please call your financial professional, or our Service Center at 800-745-1112. You may also visit our website ameritas.com/investments/fund-prospectuses.

Effective as of the Liquidation Date, all references to the Portfolio are deleted from your prospectus.

All other provisions of your Policy remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2719 05-23